UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

August 31, 2026 (Unaudited)

MP63 FUND, INC.

DRIPX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the MP63 Fund, Inc. – DRIPX (the “Fund”) for the period March 1, 2026 to August 31, 2026.

You can find additional information about the Fund at www.mp63fund.com. You can also request this information by contacting us at 1-877-676-3386.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

MP63 Fund, Inc.	$36	0.69%

*Annualized

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$103,401,358	69	7.81%	$176,986

top ten holdings

(% of Net Assets)

1.	Microsoft Corp.	3.28%
2.	RTX Corp.	3.14%
3.	Exxon Mobil Corp.	2.66%
4.	The Travelers Companies, Inc.	2.64%
5.	Union Pacific Corp.	2.43%
6.	Alphabet, Inc. Class A	2.36%
7.	Bank of America Corp.	2.33%
8.	NextEra Energy, Inc.	2.33%
9.	Emerson Electric Co.	2.28%
10.	AbbVie, Inc.	2.13%
	Total % of Net Assets	25.58%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your MP63 Fund, Inc. documents not be householded, please contact MP63 Fund, Inc. at 1-877-676-3386, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by MP63 Fund, Inc. or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.mp63fund.com or contact us at 1-877-676-3386.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

THE MP63 FUND, INC.

Ticker: DRIPX

SEMI-ANNUAL FINANCIAL STATEMENTS

August 31, 2026 (Unaudited)

The MP63 Fund, Inc.

		Schedule of Investments
	August 31, 2026 (Unaudited)

Shares		Fair Value

COMMON STOCKS (United States) - 96.18%

Accident & Health Insurance - 1.71%
15,251	Aflac, Inc.	$ 1,766,828

Air-Conditioning & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment - 0.76%
10,967	Carrier Global Corp.	638,499
1,054	Johnson Controls International PLC	145,705
		784,204
Aircraft Engines & Engine Parts - 3.14%
15,614	RTX Corp.	3,243,496

Beverages - 2.10%
14,728	The Coca-Cola Co.	1,305,932
6,156	PepsiCo, Inc.	863,933
		2,169,865
Cable & Other Pay Television Services - 1.09%
42,418	Comcast Corp., Class A	1,129,167

Computer Communications Equipment - 1.52%
14,186	Cisco Systems, Inc.	1,567,411

Construction & Mining Machinery - 2.11%
2,733	Caterpillar, Inc.	2,179,486

Construction, Mining & Materials Handling Machinery & Equipment - 1.82%
9,710	Dover Corp.	1,885,973

Converted Paper & Paperboard Prods (No Contaners/Boxes) - 0.77%
7,371	Kimberly Clark Corp.	795,700

Drawing & Insulating of Nonferrous Wire - 1.91%
13,252	Corning, Inc.	1,970,970

Electric & Other Services Combined - 1.76%
15,167	Duke Energy Corp.	1,818,675

Electric Services - 2.33%
29,270	Nextera Energy, Inc.	2,410,092

Electronic Computers - 1.07%
3,482	Apple, Inc.	1,103,272

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.32%
15,458	Emerson Electric Co.	2,356,418
46	GE Vernova, Inc.	41,332
		2,397,750
Farm Machinery - 1.66%
2,618	Deere & Co.	1,714,554

Financial Services - 1.22%
3,820	American Express Co.	1,261,249

Fire, Marine & Casualty Insurance - 2.64%
7,468	The Travelers Companies, Inc.	2,732,765

General Industrial Machinery & Equipment - 1.86%
6,973	Illinois Tool Works, Inc.	1,920,155

Grain Mill Products - 0.30%
7,651	General Mills, Inc.	315,221

Guided Missiles & Space Vehicles & Parts - 0.58%
1,067	Lockheed Martin Corp.	598,833

Meat Packing Plants - 0.74%
35,206	Hormel Foods Corp.	769,251

Medical Instruments/Products - 1.43%
16,338	Medtronic PLC (Ireland)	1,481,040

Miscellaneous Manufacturing Industries - 0.78%
17,706	Amcor PLC	812,528

Motor Vehicles & Passenger Car Bodies - 0.17%
475	Tesla, Inc. *	174,776

National Commercial Banks - 8.59%
38,899	Bank of America Corp.	2,409,404
5,186	Capital One Financial Corp.	1,112,449
4,597	JPMorgan Chase & Co.	1,636,624
4,609	PNC Financial Services Group, Inc.	1,104,455
14,861	Truist Financial Corp.	736,808
30,652	US Bancorp	1,887,550
		8,887,290
Natural Gas Distribution - 1.80%
22,466	National Fuel Gas Co.	1,866,026

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.84%
18,293	RPM International, Inc.	1,904,301

Perfumes, Cosmetics & Other Toilet Preparations - 1.19%
13,695	Colgate-Palmolive Co.	1,230,085

Petroleum Refining - 2.66%
17,089	Exxon Mobil Corp.	2,750,475

Pharmaceutical Preparations - 6.67%
14,865	Abbott Laboratories	1,640,501
8,596	AbbVie, Inc.	2,204,186
4,688	Johnson & Johnson	1,246,305
12,218	Merck & Co., Inc.	1,805,332
		6,896,324
Radio & Tv Broadcasting & Communications Equipment - 2.13%
12,905	Qualcomm, Inc.	2,200,044

Railroads, Line-Haul Operating - 2.43%
8,359	Union Pacific Corp.	2,513,301

Refrigeration & Service Industry Machinery - 0.83%
12,295	Tennant Co.	855,732

Refuse Systems - 2.13%
10,074	Waste Management, Inc.	2,205,400

Retail - Catalog & Mail-Order Houses - 2.01%
8,007	Amazon.com, Inc. *	2,079,978

Retail-Eating Places - 1.80%
12,129	Yum! Brands, Inc.	1,859,497

Retail - Lumber & Other Building Materials Dealers - 1.78%
4,546	The Home Depot, Inc.	1,490,315
1,706	Lowe's Cos., Inc.	349,218
		1,839,533
Retail - Variety Stores - 1.23%
1,042	Costco Wholesale Corp.	983,533
2,722	Walmart, Inc.	285,456
		1,268,989
Semiconductors & Related Devices - 3.75%
2,413	Taiwan Semiconductor Manufacturing Co., Ltd.	1,002,167
5,731	Texas Instruments, Inc.	1,495,275
6,238	NVIDIA Corp.	1,377,226
		3,874,668
Services - Computer Programming, Data Processing, Etc. - 2.36%
7,181	Alphabet, Inc. Class A	2,436,872

Services - Engineering, Accounting, Research, Management - 1.63%
13,252	Paychex, Inc.	1,687,510

Services - Miscellaneous Amusement & Recreation - 0.61%
5,889	The Walt Disney Co.	633,362

Services - Prepackaged Software - 3.28%
6,692	Microsoft Corp. (a)	3,394,785

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.03%
6,234	Ecolab, Inc.	1,765,469
9,424	The Procter & Gamble Co.	1,367,611
		3,133,080
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.98%
8,201	Nucor Corp.	2,047,298

Surgical & Medical Instruments & Apparatus - 1.88%
10,345	Becton Dickinson & Co.	1,945,998

Telephone Communications (No Radiotelephone) - 0.57%
11,740	Verizon Communications, Inc.	587,235

Television Broadcasting Stations - 0.88%
22,220	Versant Media Group, Inc.	913,686

Water Supply - 1.72%
43,076	Essential Utilities, Inc.	1,773,439

Wholesale-Motor Vehicle Supplies & New Parts - 1.61%
12,265	Genuine Parts Co. *	1,663,993

TOTAL FOR COMMON STOCK (Cost $36,726,463) - 96.18%		99,452,162

LIMITED PARTNERSHIPS (United States) - 1.56%

Natural Gas Transmission - 1.56%
41,666	Enterprise Products Partners LP	1,617,474

TOTAL FOR LIMITED PARTNERSHIPS (Cost $738,406) - 1.56%		1,617,474

REAL ESTATE INVESTMENT TRUST (United States) - 1.13%
5,485	Simon Property Group, Inc.	1,164,575

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $694,021) - 1.13%		1,164,575

MONEY MARKET FUND - 1.04%
1,073,335	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I 3.34% (Cost $1,073,335) **(a)	$ 1,073,335

	TOTAL INVESTMENTS - 99.91% (Cost $39,232,225)	103,307,546

	OTHER ASSETS LESS LIABILITIES - 0.09%	93,812

	NET ASSETS - 100.00%	$ 103,401,358

* Non-income producing securities during the year.
** Variable rate security; the money market rate shown represents the yield at August 31, 2026.
(a) All or a portion of this security is held as collateral. Total value of collateral is $2,547,150 representing 2.53% of net assets.

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2026 (Unaudited)

Assets
Investments at Fair Value (Cost $39,232,225)	$ 103,307,546
Cash	2,765
Deposit with Broker	1,458
Receivables
Dividends and Interest	150,096
Investments Sold	-
Shareholder Subscriptions	1,218
Prepaid Expenses	24,884
Total Assets	103,487,967
Liabilities
Payables
Investments Purchased	11,311
Shareholder Redemptions	7,659
Other Accrued Expenses	16,368
Accrued Chief Compliance Officer Fees (Note 3)	1,549
Accrued Directors Fees (Note 3)	3,700
Accrued Administrative and Operating Services Fees (Note 3)	10,310
Accrued Accounting, Administration and Transfer Agency Fees (Note 3)	4,613
Accrued Advisor Fees (Note 3)	31,099
Total Liabilities	86,609

Net Assets	$ 103,401,358

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,051,262 shares issued and outstanding	$ 3,051
Additional Paid in Capital	28,231,837
Distributable Earnings	75,166,470
Net Assets	$ 103,401,358

Net Asset Value and Offering Price ($103,401,358/3,051,262)	$ 33.89

Redemption Price Per Share ($33.89 x 0.99)*	$ 33.55

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the six months ended August 31, 2026 (Unaudited)

Investment Income:
Dividend Income (net of foreign withholding taxes of $2,895)	$ 1,008,164
Interest Income	20,362
Total Investment Income	1,028,526
Expenses:
Advisor fees (Note 3)	176,986
Administrative and Operating Services fees (Note 3)	63,344
Accounting, Administrative and Transfer Agency fees (Note 3)	28,958
Registration fees	18,950
Legal fees	12,197
Printing and postage expense	9,324
Compliance fees (Note 3)	9,148
Audit fees	8,690
Custody fees	6,987
Insurance expense	5,485
Miscellaneous expense	5,017
Director fees (Note 3)	4,537
Total Expenses	349,623

Net Investment Income	678,903

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	6,395,311
Change in Unrealized Depreciation on Investments	(682,797)
Net Realized and Unrealized Gain on Investments	5,712,514

Net Increase in Net Assets from Operations	$ 6,391,417

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2026	February 28, 2026
From Operations:
Net Investment Income	$ 678,903	$ 1,345,372
Realized Gain on Investments	6,395,311	6,189,293
Change in Unrealized Appreciation (Depreciation) on Investments	(682,797)	8,543,858
Increase in Net Assets from Operations	6,391,417	16,078,523

From Distributions to Shareholders:
Distributions	-	(6,123,051)
Change in Net Assets from Distributions	-	(6,123,051)

From Capital Share Transactions
Proceeds From Sale of Shares	638,326	1,937,607
Shares Issued on Reinvestment of Dividends	-	5,956,959
Cost of Shares Redeemed
(net of redemption fees $160 and $0, respectively)	(4,116,149)	(10,877,325)
Net Decrease from Shareholder Activity	(3,477,823)	(2,982,759)

Net Increase in Net Assets	2,913,594	6,972,713

Net Assets at Beginning of Period/Year	100,487,764	93,515,051
Net Assets at End of Period/Year	$ 103,401,358	$ 100,487,764

Share Transactions:
Issued	19,971	66,876
Reinvested	-	203,032
Redeemed	(126,801)	(372,006)
Net Decrease in Shares	(106,830)	(102,098)
Shares Outstanding Beginning of Period/Year	3,158,092	3,260,190
Shares Outstanding End of Period/Year	3,051,262	3,158,092

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period/year:
	(Unaudited)
	For the Six		For the		For the	For the		For the		For the
	Months Ended		Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	August 31, 2026		February 28, 2026		February 28, 2025	February 29, 2024		February 28, 2023		February 28, 2022
Net Asset Value -
Beginning of Period/Year	$ 28.68		$ 28.68		$ 27.00	$ 25.10		$ 27.46		$ 25.17

Net Investment Income **	0.22		0.43		0.42	0.47		0.43		0.41
Net Gains (Losses) on Investments (realized and unrealized)	4.99		4.76		2.89	2.25		(1.71)		2.91
Total from Investment Operations	5.21		5.19		3.31	2.72		(1.28)		3.32

Early Redemption Fees	0.00	*	0.00	*	0.00	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	0.00		(0.42)		(0.53)	(0.46)		(0.44)		(0.41)
Distributions (From Capital Gains)	0.00		(1.63)		(1.10)	(0.36)		(0.64)		(0.62)
Total Distributions	0.00		(2.05)		(1.63)	(0.82)		(1.08)		(1.03)

Net Asset Value -
End of Period/Year	$ 33.89		$ 31.82		$ 28.68	$ 27.00		$ 25.10		$ 27.46

Total Return (a)	6.51%		18.69%		12.50%	10.93%		(4.71)%		12.98%

Ratios/Supplemental Data
Net Assets - End of Period/Year (Thousands)	103,401		100,488		93,515	91,299		89,590		98,116
Ratio of Expenses to Average Net Assets	0.69%	***	0.74%		0.72%	0.73%		0.72%		0.63%
Ratio of Net Investment Income to Average Net Assets	1.34%	***	1.47%		1.47%	1.83%		1.66%		1.47%
Portfolio Turnover Rate	7.81%		11.02%		17.74%	10.26%		5.90%		5.96%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
* Amount is less than $0.005
** Per share amounts are calculated using the average shares method.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2026 (Unaudited)

Note 1. Organization

The MP63 Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors (the “Board”). The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

A.     Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board. Portfolio companies during this reporting period are all widely traded and pricing information is readily available. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2026:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 99,452,162	$ -	$ -	$ 99,452,162
Limited Partnerships	1,617,474	-	-	1,617,474
Real Estate Investment Trust	1,164,575	-	-	1,164,575
Money Market Fund	1,073,335	-	-	1,073,335
Total	$103,307,546	$ -	$ -	$103,307,546

The Fund did not hold any Level 3 assets during the six months ended August 31, 2026. The Fund did not engage in any derivative transactions during the six months ended August 31, 2026.

B.      Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date. Gains and losses on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

C.      Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended February 28, 2026, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2026 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended February 28, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Funds’ continued compliance with the IRC requirements of regulated investment companies and the Funds’ limited, exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Funds’ financial statements.

D.     Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.      Cash – The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits. Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.      Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

G.     Share Valuation – The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except for shares redeemed within 6 months.

NOTE 3. Investment Advisory Agreement And Other Related Party Transactions

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor"). Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value. For the six months ended August 31, 2026, the Advisor earned fees of $176,986. At August 31, 2026, the Fund owed the Advisor $31,099 for advisory fees.

The Advisor has voluntarily agreed to waive its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets. The Advisor did not waive any fees or reimburse the Fund during the six months ended August 31, 2026.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services. Under these agreements, MSS is paid a certain fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis. For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum. For the six months ended August 31, 2026, Fund expenses amounted to $28,958 for MSS services of accounting, administration and transfer agency services. At August 31, 2026, $4,613 was due to MSS for services provided.

The Fund entered into an Administrative and Operating Services Agreement with Moneypaper Publications LLC, the parent of the Advisor. Under this agreement, Moneypaper Publications LLC provides services to the Fund that are necessary for operation and not provided by other parties. For these services, the Fund is contractually obligated to pay Moneypaper Publications LLC a flat monthly fee which is not to exceed $18,500. However, Moneypaper Publications LLC has charged the Fund only $10,500 per month for these services since January 1, 2023. Moneypaper Publications LLC does not currently intend to increase the fee, although it may seek to do so in the future. These fund servicing expenses amounted to $63,344 for the six months ended August 31, 2026. At August 31, 2026, the Fund owed $10,310 for fund servicing expenses.

Certain officers of the Advisor are also officers and a director of the Fund. One (1) director of the Fund’s four (4) member Board of Directors is the President of the Advisor. The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation. The Fund currently does not pay special compensation to any Director. Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2026, the Fund incurred $4,537 in regular compensation director fees and expenses. The Fund paid the Chief Compliance Officer $9,148 for the six months ended August 31, 2026.

NOTE 4. SEGMENT REPORTING

       The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 5. Investment Transactions

For the six months ended August 31, 2026, purchases and sales of securities, excluding short-term investments, aggregated $7,760,353 and $9,944,906, respectively.

NOTE 6. TaX INFORMATION

Cumulative unrealized appreciation (depreciation) on a tax basis amounted to the following: Unrealized appreciation $65,026,217, Unrealized depreciation ($565,296), Net unrealized appreciation $64,460,921.

For Federal income tax purposes, the cost of investments owned at February 28, 2026 was $35,334,461. The difference between book and tax cost of investments represents the deferral of losses on wash sales and partnership basis adjustments.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes. Due to permanent book to tax differences the following adjustments have been made by management as of February 28, 2026. Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (170)
Distributable Earnings	$ 170

The permanent differences were mainly due to non-deductible partnership expenses.

As of February 28, 2026, the components of distributable earnings on a tax basis were as follows: undistributed ordinary income $85,059, undistributed capital gains $4,229,073, net unrealized appreciation $64,460,921, for a total distributable earnings of $68,775,053.

The tax character of distributions paid during the fiscal year ended February 28, 2026 was as follows:

Distributions paid from: Ordinary income $1,376,744, Long term capital gains $4,746,307.

The tax character of distributions paid during the fiscal year ended February 28, 2025 was as follows:

Distributions paid from: Ordinary income $1,621,185, Long term capital gains $3,534,179.

There were no distributions paid for the six months ended August 31, 2026.

NOTE 7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 8. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, sanctions, recessions and depressions, or other events could have a significant impact on the Fund and its investments, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued. Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require adjustment to or disclosure in the financial statements.

THE MP63 FUND, INC.

Additional Information

August 31, 2026 (Unaudited)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

2026 Annual Renewal of the Investment Advisory Agreement between MP 63 Fund, Inc., on behalf of its separate series, the MP 63 Fund (the “Fund”), and Moneypaper Advisor, Inc. (the “Adviser”).

The Board of Directors (the “Board”) of MP 63 Fund, Inc., including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (the “Agreement”) with Moneypaper Advisor, Inc. (the “Adviser”) at a meeting held on April 15, 2026 (the “Meeting”). All of the Directors, including all of the Independent Directors, participated in the Board’s consideration and approval of these matters.

At the Meeting, legal counsel to the Independent Directors discussed with the Board, the Independent Directors, and representatives of the Adviser the legal and regulatory framework governing renewal of the Agreement, including the relevant statutory provisions and case law. Counsel reviewed the types of information the Board was required to request and evaluate, and the Adviser was required to furnish, in support of the Board’s consideration. In particular, the Directors requested and reviewed information concerning: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Fund; (iv) the financial condition of the Adviser; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect any such economies of scale for the benefit of Fund shareholders. The Board then discussed these factors in detail with counsel and the Adviser.

The Board did not identify any single factor or information that was most relevant to its consideration to approve the Agreement, and each Director may have been given different weight to the various factors considered. The following is a summary of the Board’s consideration of various factors:

With respect to the nature, extent, and quality of the services provided by the Adviser, the Directors reviewed the background, qualifications, education, and experience of the Adviser’s investment, operational, and compliance personnel. The Directors considered the responsibilities and relevant financial services experience of the personnel supporting the Fund, including portfolio management, research, trading, administration, and compliance. The Directors also reviewed the Adviser’s investment process, which uses information from sources including Bloomberg and Morningstar, together with proprietary analytical tools. The Board considered the Adviser’s role in coordinating services provided to the Fund and noted that the Fund is the Adviser’s only client.

After reviewing the materials provided by the Adviser and discussing the nature, extent, and quality of the services provided, the Board concluded that the Adviser’s services were of high quality, reasonable, and consistent with the Board’s expectations and the requirements of the Investment Advisory Agreement.

With respect to the Fund’s performance, the Directors reviewed results over various periods against relevant securities indices and comparable mutual funds. The Board considered the Fund’s classification in Morningstar’s Large Cap Value category and reviewed comparisons to the Russell 1000 Value Index and the S&P 500 Index.

Among other performance metricks, the Board reviewed the Fund’s performance as of April 1, 2026. For the one-year period, the Fund returned 15.99%, and its annualized three-year return was 11.68%. The Board also reviewed the Fund’s year-to-date return of 3.54%, annualized five-year return of 7.10%, annualized ten-year return of 9.94%, and annualized fifteen-year return of 10.27%. For comparison, the S&P 500 Composite Index returned 18.2% for the one-year period and 18.6% annualized for the three-year period.

After considering and discussing the Fund’s performance, the Board concluded that the results demonstrated the Adviser’s ability to manage the Fund’s assets over the long term through different market environments. The Board determined that the Fund’s performance was satisfactory in light of the Fund’s investment strategies and objective.

With respect to the fees and expenses paid by the Fund, the Board noted that the Adviser is paid an advisory fee of 0.35% of the Fund’s assets, with no contractual breakpoint schedule. For the twelve-month period from March 31, 2025, through April 1, 2026, the Adviser earned advisory fees of $349,396.53. The Directors reviewed comparative information showing that the Fund’s 0.35% advisory fee was below the fees charged by the comparable funds presented in the review materials. The Board also considered the Fund’s gross expense ratio of 0.23% and net expense ratio of 0.78%, based on the comparative expense schedule, which reported approximately $99.9 million in Fund assets. After discussion, the Board concluded that the Adviser’s fee and the Fund’s total expense ratio were reasonable and acceptable.

The Directors considered the other benefits that the Adviser and its affiliates may derive from their relationship with the Fund. The Adviser reported that it does not accept soft-dollar compensation and that the Fund does not pay Rule 12b-1 fees. The Directors also considered the reputational and other intangible benefits associated with the Adviser’s relationship with the Fund.

After reviewing and considering the foregoing and other relevant information, the Directors concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund were reasonable.

The Directors considered that the Adviser receives no fees related to management of the Fund other than the advisory fee. The Board also reviewed the services provided by the Adviser’s parent company, Moneypaper Publications, LLC, for a monthly fee of $10,500, or $126,000 during the twelve-month period reviewed. These services include preparing shareholder communications and reports; maintaining and reviewing the Fund’s website; assisting the Fund’s Chief Compliance Officer; supporting required Fund filings and service-provider relationships; providing customer service and Spanish-language assistance; and performing other administrative activities for the Fund.

The Directors considered these administrative fees as a potential fall-out benefit arising from the Adviser’s relationship with the Fund. The Board noted that the fees were included in the Fund’s total expense ratio and considered the nature and extent of the services provided by Moneypaper Publications, LLC.

With respect to the Adviser’s profitability resulting from its relationship with the Fund, the Directors reviewed the Adviser’s financial information and discussed the direct and indirect costs and benefits associated with serving the Fund. The Directors noted that the Fund is the Adviser’s only client and therefore the Adviser’s financial results reflect its relationship with the Fund. The Board also considered the financial condition of the Adviser and its parent company and concluded that the Adviser was financially capable of satisfying its obligations under the Investment Advisory Agreement.

After considering these matters, the Board concluded that the costs of the services provided to the Fund and the profits realized by the Adviser and its affiliates from their relationship with the Fund were reasonable.

With respect to economies of scale, the Directors noted that the Investment Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate as Fund assets increase. The Directors recognized that breakpoints may be an appropriate means of sharing economies of scale if the Fund experiences substantial asset growth. In light of the Fund’s approximately $99.9 million in net assets as reported in the comparative expense schedule, the current 0.35% advisory fee, and the information presented concerning the costs of serving the Fund, the Board concluded that the Fund had not reached an asset level at which additional breakpoints were necessary. The Board concluded that the fee level was satisfactory and appropriately reflected the current circumstances for the benefit of Fund shareholders.

Finally, the Directors reviewed the Fund’s brokerage practices and the Adviser’s soft-dollar practices. The Board noted that the Adviser used Interactive Brokers, selected in part because of its per-share pricing, execution, and reporting practices. The Adviser reported that it did not accept soft-dollar compensation and had no plans to participate in a commission-recapture program. The Directors concluded that the Fund’s brokerage arrangements and commission practices were reasonable.

Having requested and received the information that the Directors, including the Independent Directors, believed reasonably necessary to evaluate renewal of the Investment Advisory Agreement, and having received the advice of legal counsel, the Directors exercised their business judgment and concluded that the overall arrangement under the Agreement was reasonable and that continuation of the Agreement was in the best interests of the Fund and its shareholders. The Independent Directors concluded that no single factor was determinative; rather, they considered, weighed, and balanced all the factors discussed above. Following their review of the Agreement with management and an opportunity for the Independent Directors to meet in executive session without representatives of the Adviser present, the Board, including all the Independent Directors voting separately, approved continuation of the Investment Advisory Agreement for an additional annual period.

Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

Transfer Agent, Shareholder Servicing Agent, &

Administrator

Mutual Shareholder Services, LLC

Custodian

Argent Institutional Trust Company

Legal Counsel

Ropka Law, LLC

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of MP63 Fund, Inc. shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

No Changes.

Item 16.  Controls and Procedures.

(a)       The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.  Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 6, 2026

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 6, 2026

* Print the name and title of each signing officer under his or her signature.